UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 16, 2026

Commission File No. 001-37811

BOK FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Oklahoma		73-1373454
(State or other jurisdiction of Incorporation or Organization)		(IRS Employer Identification No.)

Bank of Oklahoma Tower
Boston Avenue at Second Street
Tulsa,	Oklahoma	74192
(Address of Principal Executive Offices)		(Zip Code)
 (918) 588-6000
(Registrant’s telephone number, including area code)

N/A
__________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00006 per share	BOKF	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. Results of Operations and Financial Condition.

On January 16, 2026, BOK Financial Corporation (“BOK Financial”) issued a press release announcing its financial results for the three months and year ended December 31, 2025 (“Press Release”). The full text of the Press Release is attached as Exhibit 99.1(a) to this report and is incorporated herein by reference. On January 16, 2026, in connection with the issuance of the Press Release, BOK Financial released financial information related to the three months and year ended December 31, 2025 (“Financial Information”), which includes certain historical financial information relating to BOK Financial. The Financial Information is attached as Exhibit 99.1(b) to this report and is incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure.

On January 16, 2026, in connection with the issuance of the Press Release, BOK Financial released financial information related to the three months and year ended December 31, 2025 (“Financial Information”), which includes certain historical financial information relating to BOK Financial. The Financial Information is attached as Exhibit 99.2(a) to this report and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1    Text of Press Release, dated January 16, 2026, titled "BOK Financial Corporation reports annual earnings of $578 million, or a record $9.17 per share, and quarterly earnings of $177 million, or a record $2.89 per share, in the fourth quarter" and Financial Information for the Three Months and Year Ended December 31, 2025.

99.2    Earnings conference call presentation, dated January 20, 2026, titled “Q4 Earnings Conference Call" for the Three Months and Year Ended December 31, 2025.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        BOK FINANCIAL CORPORATION

                        By: /s/ Martin E. Grunst
                         Martin E. Grunst
                         Executive Vice President
                         Chief Financial Officer
Date: January 16, 2026